                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report:  April 16, 1997
                Date of Earliest Event Reported:  April 1, 1997



                      AMERICAN CABLE TV INVESTORS 5, LTD.
              ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Colorado                          0-16784                     84-1048934
------------                    -----------               ----------------
(State of                       (Commission                 (IRS Employer
formation)                      File Number)              Identification #)


                 5619 DTC Parkway, Englewood, Colorado   80111
                 ---------------------------------------------
                    (Address of Principal Executive Offices)



                                 (303) 267-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets
------   ------------------------------------

     On April 1, 1997, the Partnership consummated a sales transaction for the sale of one of its cable television systems.

     The Partnership sold its cable television system located in and around Shelbyville and Manchester, Tennessee (the "Southern Tennessee System") to Rifkin Acquisition Partners, L.L.L.P. for a preliminary adjusted sales price of $19.5 million (the "Southern Tennessee Sale"). The Southern Tennessee Sale was approved by the limited partners of the Partnership (the "Limited Partners") at a special meeting (the "Special Meeting") that occurred on March 26, 1997.

     At the Special Meeting, the Limited Partners also approved sales of the Partnership's cable television systems which serve communities located in and around (i) Lower Delaware for $43.1 million in cash, subject to adjustment (the "Lower Delaware Sale") and (ii) St. Mary's County, Maryland for $30.6 million in cash, subject to adjustment (the "St. Mary's Sale" and, together with the Lower Delaware Sale, the "Proposed Sales").

     Although there is no assurance, the Partnership currently anticipates that the Proposed Sales will be consummated during the second quarter of 1997.

     Assuming the Southern Tennessee Sale and the Proposed Sales (collectively, the "Sales Transactions") had occurred on December 31, 1996, it is estimated that the pro forma net cash proceeds available for distribution to Limited Partners would have been approximately $378 per $500 unit ("Unit") of limited partnership interest (the "Pro Forma Distribution Per Unit"). The Pro Forma Distribution Per Unit, which is based upon the Partnership's historical financial position at December 31, 1996, has not been reduced for any non-resident state income taxes that may be required to be withheld by the Partnership, does not reflect any reserves for contingent liabilities that might arise subsequent to the date of this Current Report on Form 8-K and is based on various assumptions with respect to transaction related costs, sales price adjustments and other matters. Accordingly, the actual amounts distributed to Limited Partners will vary from the Pro Forma Distribution Per Unit to the extent that the Partnership's December 31, 1996 financial position and/or the aforementioned assumptions do not reflect actual amounts or conditions on the date of closing. Additionally, the failure to consumate either or both of the Proposed Sales could delay and would reduce the Pro Forma Distribution Per Unit.

     The Partnership anticipates that it will make distributions to its partners as soon as practicable following the date of the last closing of the Proposed Sales. There is no assurance as to the timing or amount of such distributions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------   ------------------------------------------------------------------

(b)   Pro Forma Financial Information
      -------------------------------

      American Cable TV Investors 5, Ltd.

            Pro Forma Condensed Balance Sheet,
              December 31, 1996 (unaudited)

            Pro Forma Condensed Statement of Operations,
              Year ended December 31, 1996 (unaudited)

            Notes to Pro Forma Condensed Financial Statements,
              December 31, 1996 (unaudited)

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN CABLE TV INVESTORS 5, LTD.
                                    (A Colorado Limited Partnership)

                                    By:  TCI VENTURES FIVE, INC.,
                                         Its General Partner

Date:     April 16, 1997            By:   /s/ Gary K. Bracken
                                         --------------------------------------
                                         Gary K. Bracken
                                         Vice President and Controller
                                         (Principal Accounting Officer)

                        PRO FORMA FINANCIAL INFORMATION

          The following unaudited pro forma condensed balance sheet of the Partnership as of December 31, 1996 assumes that the consummation of the Sales Transactions and related distributions to partners had occurred as of such date. The following unaudited pro forma condensed statement of operations for the year ended December 31, 1996 assumes that such events had occurred as of January 1, 1996.

          Certain calculations of the Pro Forma Distribution Per Unit are included in note (d) to the unaudited pro forma condensed financial statements. Such pro forma calculations, which are based upon the Partnership's historical financial position at December 31, 1996, have not been reduced for any non-resident state income taxes that may be required to be withheld by the Partnership, do not reflect reserves for any contingent liabilities that might arise subsequent to the date of this Current Report on Form 8-K and are based on various assumptions with respect to transaction related costs, sales price adjustments and other matters. Accordingly, the actual amounts distributed to the Partnership's partners will vary from the pro forma distribution amounts to the extent that the Partnership's December 31, 1996 financial position and/or the aforementioned pro forma assumptions do not reflect actual amounts or conditions on the date of closing.

          The unaudited pro forma information does not purport to be indicative of the financial position or results of operations that actually would have been obtained if all of the Sales Transactions actually had occurred as of the dates indicated. Furthermore, the financial position and results of operations, as reflected in the accompanying unaudited pro forma condensed financial statements, are not necessarily indicative of the financial position and results of operations that would be obtained in the future in the event that either or both of the Proposed Sales are not consummated. These unaudited pro forma condensed financial statements should be read in conjunction with the Partnership's historical financial statements appearing in the Partnership's December 31, 1996 Annual Report on Form 10-K.

                                                                     (continued)

          The amount by which the Pro Forma Distribution Per Unit would be reduced if either or both of the Proposed Sales does not close is dependent upon future events and circumstances. In the event that either or both of the Proposed Sales do not close, it is currently the Partnership's intention to seek a substitute buyer ("Substitute Sales Transaction(s)") for such cable television system(s) ("Substitute Sale System(s)"). There is no assurance that the Partnership could arrange for a Substitute Sales Transaction(s) at an appropriate price or on terms acceptable to the Partnership. If the Partnership's efforts in arranging a Substitute Sales Transaction(s) prove to be unsuccessful, the Partnership would evaluate market, competitive, regulatory, financial and other conditions (relating to the cable television industry generally and to the Substitute Sale System(s) specifically) in order to determine whether it would be in the best interest of the Partnership to use all or a portion of the available net cash proceeds from any of the consummated Sales Transactions to fund all or a portion of any remaining cable television system's(s') liquidity requirements including non-discretionary capital expenditures and necessary maintenance costs as well as technological advancements or improvements. Accordingly, the failure to consummate either or both of the Proposed Sales could delay and would reduce or eliminate the Pro Forma Distribution Per Unit.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

                       Pro Forma Condensed Balance Sheet

                               December 31, 1996
                                  (unaudited)

                                                                                      Pro forma adjustments
                                                                             ------------------------------------------
                                                Pro forma     Partnership
                                              adjustments-     pro forma                     Proposed
                                                Southern     before effects    Proposed       Lower          Other
                               Partnership      Tennessee          of         St. Mary's     Delaware      pro forma     Partnership
                               historical         Sale       Proposed Sales      Sale          Sale       adjustments     pro forma
                             ---------------  -------------  --------------  ------------  ------------  --------------  -----------
     Assets                                                              amounts in thousands
   ----------
Cash                                 $ 4,729      18,441 (b)         13,274     28,786 (b)    38,981 (b)     (76,312)(d)       4,729
                                                  (7,500)(b)
                                                  (1,451((b)
                                                    (945)(b)
Receivables, prepaids and
   other assets, net                     871         (29)(b)            842        (54)(b)       (32)(b)          --             756
Property and equipment, net           38,732      (5,086)(a)         33,646    (11,532)(a)   (12,773)(a)          --           9,341
Franchise costs and other
   intangibles, net                   28,877        (430)(a)         28,447     (9,048)(a)    (9,116)(a)          --          10,283
                                     -------   ---------             ------   ---------     ---------     ----------        --------
                                     $73,209       3,000             76,209      8,152        17,060         (76,312)         25,109
                                     =======   =========             ======   =========     =========     ==========        ========

Liabilities and Partners' Equity
--------------------------------

Cash overdraft                       $ 1,710          --              1,710          --            --             --           1,710
Payables, accruals and
 other liabilities                     3,862      (1,451)(b)          2,139       (756)(b)    (1,249)(b)          --             134
                                                    (272)(b)
Debt                                   7,500      (7,500)(b)             --          --            --             --              --
                                     -------   ---------             ------   ---------     ---------     ----------        --------
       Total liabilities              13,072      (9,223)             3,849        (756)       (1,249)            --           1,844

Partners' equity                      60,137      13,168 (c)         72,360       8,908(c)     18,309(c)     (76,312)(d)      23,265
                                                    (945)(c)
                                     -------   ---------             ------   ---------     ---------     ----------        --------
                                     $73,209       3,000             76,209       8,152        17,060        (76,312)         25,109
                                     =======   =========             ======   =========     =========     ==========        ========

See accompanying notes to pro forma condensed financial statements.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

                  Pro Forma Condensed Statement of Operations

                          Year ended December 31, 1996
                                  (unaudited)

                                                                                           Pro forma adjustments
                                                                                        ---------------------------
                                                         Pro forma      Partnership
                                                       adjustments-      pro forma                     Proposed
                                                         Southern     before effects     Proposed       Lower
                                     Partnership         Tennessee          of          St. Mary's     Delaware    Partnership
                                      historical           Sale       Proposed Sales       Sale          Sale       pro forma
                                     -----------       ------------   --------------    ----------     ---------   -----------
                                                                      amounts in thousands
Revenue                                  $28,108       (3,868)(a)          24,240        (6,855)(a)    (8,997)(a)     8,388

Operating costs and expenses:
    Programming, operating,
       selling, general and
       administrative                     17,732       (2,032)(a)          15,700        (4,290)(a)    (4,563)(a)     6,847
    Depreciation and amortization         14,932       (1,423)(a)          13,509        (4,153)(a)    (5,437)(a)     3,919
                                         -------    ------------           ------      -----------   -----------    -------
                                          32,664       (3,455)             29,209        (8,443)      (10,000)       10,766
                                         -------    ------------           ------      -----------   -----------    -------


       Operating loss                     (4,556)        (413)             (4,969)        1,588         1,003        (2,378)

Interest income (expense), net               192          302(e)              494            --            --           494
Share of earnings of Newport
    News Cablevision Associates, L.P.     39,995           --              39,995            --            --        39,995
                                         -------    ------------           ------      -----------   -----------    -------

       Net earnings                      $35,631         (111)            35,520          1,588         1,003        38,111
                                         =======    ============          ======       ===========   ===========    =======

Pro forma net earnings per Unit                                                                                     $188.64
                                                                                                                    =======


See accompanying notes to pro forma condensed financial statements.

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

               Notes to Pro Forma Condensed Financial Statements

                               December 31, 1996
                                  (unaudited)


(a) Represents the elimination of the historical cost of the property, equipment, franchise costs and other intangibles and the elimination of the results of operations for the cable television systems which are part of the Sales Transactions.

(b) Represents the net cash proceeds from the Sales Transactions calculated as follows (amounts in thousands):

                                                  Proposed Sales
                                               ---------------------
                                    Southern                  Lower
                                   Tennessee   St. Mary's   Delaware     Total
                                   ---------   ----------   --------   --------
    Unadjusted sales price (1)       $19,507       30,637     43,100     93,244
    Assumed purchase price
      adjustments (2)                     --           --     (1,534)    (1,534)
    Payment of 3% disposition
      fee                               (585)        (919)    (1,293)    (2,797)
    Payment of sales tax (3)            (238)        (230)       (75)      (543)
    Net working capital
      adjustments (4)                   (243)        (702)    (1,217)    (2,162)
                                     -------       ------     ------    -------

    Net cash proceeds before
      unallocated costs and
      other payments                 $18,441       28,786     38,981     86,208
                                     =======       ======     ======

    Repayment of Partnership's
      debt (5)                                                           (7,500)
    Repayment of amounts
      due to related parties (6)                                         (1,451)
    Payment of other transaction
      costs (7)                                                            (945)
                                                                        -------

    Net cash proceeds (8)                                               $76,312
                                                                        =======

(1) Pursuant to the asset purchase agreements, $2,337,173 of such sales price will be placed in escrow and will be subject to indemnifiable claims by the respective buyers for up to one year following consummation. Because the Partnership knows of no reason that the escrow requirements would result in a material sales price adjustment, the sales prices set forth above assume that 100% of such escrowed amounts had been received as of December 31, 1996.

                                                                     (continued)

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

               Notes to Pro Forma Condensed Financial Statements

(2) Pursuant to the asset purchase agreements, the sales price is subject to downward adjustment in the event certain minimum subscriber counts are not met. Because the Partnership believes that it is unlikely that such potential sales price adjustment would result in a material adjustment to the sales price, the sales price set forth above assumes that such minimum subscriber counts had been met as of December 31, 1996.

    Pursuant to the Lower Delaware asset purchase agreement, the sales price is subject to downward adjustment by approximately $l,534,000 in the event that as of the closing date the Partnership does not have an agreement to provide cable services to the units of the community of Sea Colony and notice has been provided to the Partnership that the buyer will not be permitted to service such units. Because the Partnership is uncertain as to whether an agreement can be reached with Sea Colony, the purchase price has been adjusted downward.

(3) Represents the Partnership's share of state sales tax.

(4) Represents sales price adjustments attributable to receivables, prepaid expenses, other assets, payables, accruals and other liabilities. It has been assumed that cash held by the Partnership's cable television systems, net of any cash overdraft positions, would be retained by the Partnership as a prudent reserve. Accordingly, cash held by the Partnership's cable television systems has been excluded in determining net working capital adjustments.

(5) Represents the repayment of the Partnership's bank debt with proceeds from the Southern Tennessee Sale.

(6) Represents the repayment of amounts due TCI Communications, Inc. and its affiliates with proceeds from the Southern Tennessee Sale.

(7) Represents costs for legal fees, fairness opinions, printing, accounting and other fees. Such amounts have been reflected as a pro forma adjustment to the Southern Tennessee Sale and have not been allocated to the Proposed Sales as such costs are fixed in nature and will not decrease if either or both of the Proposed Sales are not consummated.

(8) Amount does not include any other available cash held by the Partnership.

                                                                     (continued)

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

               Notes to Pro Forma Condensed Financial Statements

(c) Represents the gain on the Sales Transactions calculated as follows (amounts in thousands):

                                                              Proposed Sales
                                                            -----------------
                                                Southern     St.      Lower
                                               Tennessee    Mary's   Delaware     Total
                                               ---------    ------   --------    ------
       Unadjusted sales price (1)                $19,507    30,637     43,100    93,244
       Assumed purchase price adjustments (2)         --        --     (1,534)   (1,534)
       Payment of 3% disposition fee                (585)     (919)    (1,293)   (2,797)
       Payment of sales tax (3)                     (238)     (230)       (75)     (543)
       Net book value of property, equipment,
         equipment, franchise costs
         and other intangibles                    (5,516)  (21,336)   (23,138)  (49,990)
                                                 -------   -------    -------  --------

       Gain before unallocated costs             $13,168     8,152     17,060    38,380
                                                 =======   =======    =======

       Payment of other transaction
         costs (4)                                                                 (945)
                                                                               --------

       Gain                                                                    $ 37,435
                                                                               ========

    (1)  See (1) in note (b) above.

    (2)  See (2) in note (b) above.

    (3)  See (3) in note (b) above.

    (4)  See (7) in note (b) above.

                                                                     (continued)

                      AMERICAN CABLE TV INVESTORS 5, LTD.
                            (A Limited Partnership)

               Notes to Pro Forma Condensed Financial Statements

Distribution of Net Cash Proceeds
---------------------------------

(d) As further described in note 1 to the Partnership's December 31, 1996 historical financial statements, cash from sales shall be distributed 99% to the Limited Partners and 1% to the general partners until cumulative distributions to the Limited Partners are equal to Payback plus 6% per annum, and thereafter, 25% to the general partners and 75% to the Limited Partners. Assuming that all of the Sales Transactions are consummated, the Partnership anticipates that cumulative distributions to Limited Partners would not reach Payback plus 6% per annum. Based on the foregoing, the aggregate net cash proceeds set forth in note (b) would be distributed to each class of partners as follows (amounts in thousands, except unit amounts):

            General Partners                 $    763
            Limited Partners                   75,549
                                             --------

                                             $ 76,312
                                             ========

            Pro Forma Distribution Per Unit  $    378
                                             ========

            Units Outstanding                 200,005
                                             ========

     As described in the headnote to these unaudited pro forma condensed financial statements, the actual amounts distributed to the Limited Partners may vary from the foregoing pro forma distribution amounts.

(e) Represents the interest expense on the Partnership's debt, which was repaid with proceeds from the Southern Tennessee Sale.